EXHIBIT 1
                                                                       ---------


                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(K)(1)


         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated: November 17, 2004

                                         GENERAL ATLANTIC PARTNERS, LLC


                                         By:  /s/ Thomas J. Murphy
                                              ------------------------------
                                              Name:   Thomas J. Murphy
                                              Title:  Attorney-in-Fact


                                         GENERAL ATLANTIC PARTNERS, 74 L.P.

                                         By:  General Atlantic Partners, LLC,
                                              Its general partner


                                         By:  /s/ Thomas J. Murphy
                                              ------------------------------
                                              Name:   Thomas J. Murphy
                                              Title:  Attorney-in-Fact


                                         GAPSTAR, LLC

                                         By:  General Atlantic Partners, LLC,
                                              Its sole member


                                         By:  /s/ Thomas J. Murphy
                                              ------------------------------
                                              Name:   Thomas J. Murphy
                                              Title:  Attorney-in-Fact


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                                         GAP COINVESTMENT PARTNERS II, L.P.


                                         By:  /s/ Thomas J. Murphy
                                              ------------------------------
                                              Name:   Thomas J. Murphy
                                              Title:  Attorney-in-Fact


                                         GAPCO GMBH & CO. KG

                                         By:  GAPCO Management GmbH,
                                              Its general partner


                                         By:  /s/ Matthew Nimetz
                                              ------------------------------
                                              Name:   Matthew Nimetz
                                              Title:  Managing Director



                                         GAPCO MANAGEMENT GMBH


                                         By:  /s/ Matthew Nimetz
                                              ------------------------------
                                              Name:   Matthew Nimetz
                                              Title:  Managing Director